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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-28
                            POOL PROFILE (10/23/2001)

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                                        ----------------    -----------------
                                              BID               TOLERANCE
                                        ----------------    -----------------
AGGREGATE PRINCIPAL BALANCE             $1,200,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Nov-01
INTEREST RATE RANGE                    5.500% - 8.875%
GROSS WAC                                        7.22%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                    25 bps
MASTER SERVICING FEE                           1.7 bps
WAM (in months)                                    357          (+/- 2 month)

WALTV                                              69%          (maximum 75%)

CALIFORNIA %                                       42%          (maximum 45%)
SINGLE LARGEST ZIP CODE CONCENTRATION               1%          (maximum  5%)

AVERAGE LOAN BALANCE                          $430,000     (maximum $460,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,200,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                               16%         (maximum  22%)

PRIMARY RESIDENCE %                                97%          (minimum 90%)

SINGLE-FAMILY DETACHED %                           92%          (minimum 85%)

FULL DOCUMENTATION %                               87%          (minimum 83%)

PREPAYMENT PENALTY %                                0%           (maximum 1%)

UNINSURED > 80% LTV %                               1%           (maximum 2%)

TEMPORARY BUYDOWNS                                  0%          (maximum  1%)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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


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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-28
                               PRICING INFORMATION

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RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.05%

PRICING DATE                                             TBD

FINAL STRUCTURE DUE DATE                           12-Nov-01            9:00 AM

SETTLEMENT DATE                                    28-Nov-01

ASSUMED SUB LEVELS                                       AAA      3.350%
                                                          AA       TBD
                                                           A       TBD
                                                         BBB       TBD
                                                          BB       TBD
                                                           B       TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

*     SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE
--------------------------------------------------------------------------
RESIDUAL CLASS WILL NOT BE RATED.
---------------------------------

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
----------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-28. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS          Brad Davis (301) 846-8009
                        Lori Maller (301) 846-8185





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



-------------------------------------------------------------------------------------------------------------------------
                                                WFASC DENOMINATION POLICY
-------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------
                Type of Certificate                                    Minimum                  Physical      Book Entry
                                                                    Denomination (1)(4)       Certificates   Certificates
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-        $25,000                   Allowed         Allowed
complex components (subject to reasonable prepayment support)
-------------------------------------------------------------------------------------------------------------------------
Companion classes for PAC, TAC, Scheduled Classes                    $100,000                  Allowed         Allowed
-------------------------------------------------------------------------------------------------------------------------
Inverse Floater, PO, Subclasses of the Class A that provide credit   $100,000                  Required      Not Allowed
protection to the Class A, Complex multi-component certificates
-------------------------------------------------------------------------------------------------------------------------
Notional and Nominal Face IO                                           (2)                     Required      Not Allowed
-------------------------------------------------------------------------------------------------------------------------
Residual Certificates                                                  (3)                     Required      Not Allowed
-------------------------------------------------------------------------------------------------------------------------
All other types of Class A Certificates                                (5)                       (5)            (5)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CLASS B (Investment Grade)                                           $100,000                  Allowed         Allowed
-------------------------------------------------------------------------------------------------------------------------
CLASS B (Non-Investment Grade)                                       $250,000                  Required      Not Allowed
-------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED
      CLASSES IN $1000 DENOMINATIONS)

(5)   Underwriter must obtain WFASC's approval
-------------------------------------------------------------------------------------------------------------------------